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                                                                   EXHIBIT 10.14

                          ACCESSORIES ASSOCIATES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


      This Supplemental Executive Retirement Plan (the "Plan") is adopted by Accessories Associates, Inc., a Rhode Island corporation (the "Company"), for the purpose of providing supplemental retirement, death, disability and severance benefits to Gerald F. Cerce (the "Participant") in consideration for his performance of services as a key executive of the Company. It is intended that the Plan constitute a non-qualified plan of deferred compensation.

      1. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

      "BOARD" means the Board of Directors of Accessories Associates, Inc.

      "CHANGE OF CONTROL" means (i) the first purchase of shares of the common stock of the Company pursuant to a tender offer or exchange offer (other than by the Company) for all, or any part of, the common stock, (ii) approval by the Company's shareholders of a merger in which the Company does not survive, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets, (iii) any acquisition of 25% or more of the voting securities of the Company by any person, including the Company, any of its subsidiaries, and any existing shareholder, or (iv) a change in the composition of the Board during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      "DESIGNATED BENEFICIARY" means the person who is legally married to the Participant at the time of his death (the "Spouse"). In the event the Spouse dies prior to receiving the total benefits due under this Plan, or the Participant is not survived by a Spouse, the Designated Beneficiary shall be the person designated in writing by the Participant, or in the absence of any such designation, the Participant's estate.

      "DISABILITY" means a determination by the Board that the Participant is unable to perform the duties required of him by the Company as a result of physical or mental impairment.

      "EFFECTIVE DATE" means October 22, 1993.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


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      "POLICY" means the insurance policy insuring the life of the Participant for the purpose of funding the Company's obligations hereunder attached hereto as EXHIBIT A or a substitute policy or policies as mutually agreed upon in writing by the Participant and the Company.

      "RETIREMENT" means the date of the Participant's voluntary termination of employment with the Company for any reason on or after age 60.

      "TRUST" means the rabbi trust established by the Company pursuant to that certain Trust Agreement attached hereto as EXHIBIT B.

      2. FUNDING. On or within thirty (30) days after the Effective Date, the Company shall purchase the Policy, and at all times thereafter until the satisfaction of the Company's obligations to make benefit payments hereunder, pay (or cause the Trustee of the Trust to pay) all required premiums for and otherwise maintain the Policy for the purpose of funding the Company's obligations hereunder. The Participant and any Designated Beneficiary shall not have any rights under the Policy.

      No later than October 7, 1994, and at all times thereafter until all benefits payable under the Plan are paid, the Policy shall be held in the Trust. It is intended that the Trust will not cause the Plan to be considered "funded" for purposes of ERISA. Under the terms of the Trust, the Participant shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan in the event of the Company's insolvency as defined in the Trust agreement. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder. Notwithstanding the foregoing, the Company's obligation to make benefit payments under the Plan shall not be limited to the Policy or other assets held in the Trust.

      3. RETIREMENT BENEFIT. Subject to the terms and conditions contained herein, upon the Participant's Retirement, the Company shall pay to Participant the greater of (i) the existing cash surrender value of the Policy, or (ii) an amount equal to the total premiums paid on the Policy by the Company prior to Retirement, together with interest at a rate of 7%, compounded annually, through the date of Retirement. Payment shall be made, at the sole discretion of the Board, in a single lump sum payment no later than 90 days after Retirement, or in monthly installments over a 10 year period in accordance with Paragraph 8 hereof; provided, however, in the event the Participant's Retirement occurs within one year after a Change in Control, the retirement benefit payable pursuant to this Paragraph 3 shall be paid in a single lump sum no later than 90 days after Retirement.

      4. DEATH BENEFIT. In the event the Participant dies while still employed by the Company, the Company shall pay a death benefit to the Designated Beneficiary in an amount equal to the death benefit payable under the Policy. The death benefit shall be paid in monthly installments over a 15 year period in accordance with Paragraph 8 hereof; provided, however, in the event the Participant's death occurs within one year after a Change of Control, the death benefit payable pursuant to this Paragraph 4 shall be paid in a single lump sum no later than 90 days after death.


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      5. DISABILITY BENEFITS. In the event the Participant terminates employment with the Company by reason of Disability, the Company shall pay a disability benefit to the Participant in an amount equal to the greater of (i) the existing cash surrender value of the Policy, or (ii) an amount equal to the total premiums paid on the Policy by the Company prior to Disability, together with interest at a rate of 7%, compounded annually, through the date of Disability. The disability benefit shall be paid, in the sole discretion of the Board, in a single lump sum no later than 90 days after Disability, or in monthly installments over a 10 year period in accordance with Paragraph 8 hereof; provided, however, in the event the Participant's Disability occurs within one year after a Change of Control, the disability benefit payable pursuant to this Paragraph 5 shall be paid in a single lump sum no later than 90 days after Disability.

      6. OTHER TERMINATION OF EMPLOYMENT. In the event the Participant's employment with the Company is terminated for any reason other than Retirement, death or Disability, including voluntary termination prior to age 60, the Participant shall be entitled to receive the existing cash surrender value of the Policy. Payment shall be made, at the sole discretion of the Board, in a single lump sum payment no later than 90 days after termination of employment, or in monthly installments over a 10 year period in accordance with Paragraph 8 hereof; provided, however, in the event the Participant's termination occurs within one year after a Change of Control, the severance benefit payable pursuant to this Paragraph 6 shall be paid in a single lump sum no later than 90 days after termination of employment.

      7. ELECTION TO RECEIVE POLICY IN LIEU OF LUMP SUM PAYMENT. In the event the Board determines that the benefits to be paid to the Participant pursuant to Paragraphs 3, 4 or 6 hereof shall be paid in a single lump sum, the Participant may, in lieu of receiving such benefits, elect to receive all right, title and interest in and to the Policy by sending written notice to the Company. Upon receipt of such notice, the Company shall cause the Trustee to so transfer the Policy to the Participant.

      8. PAYMENT OF BENEFITS IN INSTALLMENTS. In the event the Board determines that the benefits under the Plan are to be paid in installments, the Company shall establish an Installment Account on its books for the benefit of the Participant or his Designated Beneficiary. The Installment Account shall be credited with the total benefit to be paid to the Participant or his Designated Beneficiary in accordance with Paragraphs 3, 4, 5 or 6 hereof. As of the end of each calendar quarter until such time as the full balance of the Installment Account has been distributed, the Installment Account shall be credited with interest at the rate of 7% of the average Installment Account balance during such calendar quarter.

      The amount of each installment shall be equal to the amount of the Participant's Installment Account balance divided by the number of remaining installment payments. The first installment shall be paid no later than the last day of the month following the month in which the Retirement, death, Disability, or termination of employment of the Participant occurs. Subsequent monthly installments shall be paid no later than the last day of each successive month until one hundred twenty (120) installments have been paid.

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      In the event the Participant dies after the commencement of installment payments but prior to receiving one hundred twenty (120) monthly payments, the Company shall continue making payments to the Participant's Designated Beneficiary until the Participant and his Designated Beneficiary or Beneficiaries, in the aggregate, have received one hundred twenty (120) payments.

      Notwithstanding the foregoing, in the event of a Change of Control after the commencement of installment payments but prior to the receipt by the Participant and his Designated Beneficiary of one hundred twenty (120) payments, in the aggregate, the remaining Installment Account balance shall be distributed to the Participant or his Designated Beneficiary, as applicable, in a single lump sum payment within 30 days of such Change of Control.

      9. COMPANY'S RIGHTS TO THE POLICY. Upon the full payment of benefits due to the Participant pursuant to Paragraphs 3, 4 or 6 hereof in a single lump sum distribution from a source other than the Policy, the Company may direct the Trustee to transfer all right, title and interest in the Policy to the Company. In the event that the Board elects to make benefit distributions to the Participant in installment payments, at any time prior to the last installment payment, the Company may direct the Trustee to transfer all right, title and interest in the Policy to the Company upon payment to the Trust of an amount equal to the existing cash surrender value of the Policy.

      10. AMENDMENT AND TERMINATION. The Plan may not be amended and/or terminated at any time without the mutual consent of the parties hereto in writing.

      11. NO GUARANTY OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Company and the Participant, or as a right of the Participant to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge the Participant, with or without cause.

      12. NON-TRANSFERABILITY. The benefits payable under this Plan may not be subject to alienation, assignment, transfer, garnishment, execution or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized.

      13. TAX WITHHOLDING. The Company may withhold from any benefits payable under this Plan all federal, state, local or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

      14. NOTICE. Notice to the Company hereunder shall be addressed to it at its office, 4 Warren Avenue, North Providence, Rhode Island 02860, Attention:
Board of Directors, and any notice to the Participant hereunder shall be addressed to the Participant at the address reflected on the payroll records of the Company, subject to the right of either party to designate at any time hereafter in writing a different address.

      15. GOVERNING LAW. The Plan is executed under and will be construed according to the laws of the State of Rhode Island, to the extent that such laws are not preempted by ERISA and valid regulations published thereunder.

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        IN WITNESS WHEREOF, this Plan has been executed this 29th day of
September, 1994.

                                             ACCESSORIES ASSOCIATES, INC.

                                             By: /s/ Gerald F. Cerce
                                                 ----------------------
                                             Title:  CHAIRMAN
                                                     ------------------
                                             /s/ Gerald F. Cerce
                                             --------------------------
                                                 Gerald F. Cerce

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                                 FIRST AMENDMENT

                                       TO

                          ACCESSORIES ASSOCIATES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        This First Amendment to the Accessories Associates, Inc. Supplemental Executive Retirement Plan (hereinafter referred to as the "First Amendment") as made and entered into as of the 29th day of December, 1995, by and between Accessories Associates, Inc., a Rhode Island corporation (hereinafter referred to as the "Company"), and Gerald F. Cerce of Providence, Rhode Island (hereinafter referred to as the "Participant").

                              W I T N E S S E T H:

        WHEREAS, Participant and Company entered into the Accessories Associates, Inc. Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") on September 29, 1994, and

        WHEREAS, said Plan was effective as of October 22, 1993, and

        WHEREAS, Company and Participant are desirous of amending said Plan and certain particulars.

        NOW, THEREFORE, in consideration of the promises and agreements herein contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, Company and Participant agree as follows:


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        1.     The first sentence of Paragraph 3 of the said Plan is hereby amended to read as follows:



               "Subject to the terms and conditions contained herein, upon the Participant's Retirement, the Company shall pay to Participant the existing cash surrender value of the Policy."

        2. The first sentence of Paragraph 5 is hereby amended to read as follows:

               "In the event the Participant terminates employment with the Company by reason of disability, the Company shall pay a disability benefit to the Participant in an amount equal to the cash surrender value of the Policy."

        3. Except as modified herein, the Plan is hereby ratified and confirmed.

               IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its proper officer hereunto duly authorized and the Participant has executed this Plan both as of the 29th day of December, 1995.

                                             ACCESSORIES ASSOCIATES, INC.



                                             By: /s/ Gerald F. Cerce, Chairman
                                                 -------------------------------

                                             /s/ Gerald F. Cerce
                                             -----------------------------------
                                             Gerald F. Cerce


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                               SECOND AMENDMENT TO

                          ACCESSORIES ASSOCIATES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This Second Amendment to the Accessories Associates, Inc. Supplemental Executive Retirement Plan (hereinafter referred to as the "Second Amendment") as made and entered into as of the 31st day of May, 1996, by and between Accessories Associates, Inc., a Rhode Island corporation (hereinafter referred to as "Company"), and Gerald F. Cerce of Providence, Rhode Island (hereinafter referred to as "Participant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Participant and Company entered into the Accessories Associates, Inc. Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") on September 29, 1994, and

         WHEREAS, said Plan was effective as of October 22, 1993, and

         WHEREAS, the First Amendment to said Plan was adopted as of December 29, 1995, and

         WHEREAS, Company and Participant are desirous of amending said Plan and certain particulars.

         NOW, THEREFORE, in consideration of the promises and agreements contained herein, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, Company and Participant agree as follows:



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         1.       Paragraph 1 of the said Plan is hereby amended by deleting the definition of "Change of Control" in its entirety and by inserting the following new definition in lieu thereof:

                  "Change of Control" means:

                           (i) the first purchase of shares of the common stock of the Company pursuant to a tender offer or exchange offer (other than by the Company) for all or any part of, the common stock; or

                           (ii) approval by the Company's shareholders of a merger in which the Company does not survive, a consolidation, or a sale, exchange or other disposition of all or substantially all the Company's assets (other than a merger of the Company for purposes of reincorporating under Delaware law); or

                           (iii) any acquisition of 25% or more of the voting securities of the Company, any of its subsidiaries, and any existing shareholder (other than the acquisition of 25% or more of the voting securities of the Company pursuant to that certain Securities Stock Purchase Agreement and related agreements by and between Accessories Associates, Inc, Weston Presidio II, L.P., BancBoston Ventures, Inc., St. Paul Fire and Marine Insurance Company and National City Capital Corporation dated as of the 31st day of May, 1996); or

                           (iv) a change in the composition of the Board of Directors (other than that resulting from a Remedy Event as that term is defined in the rights, preference and privileges of the Company's Series A Redeemable Convertible Preferred Stock) during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         2. Except as modified herein, the Plan is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed by its proper officer hereunto duly authorized and the Participant has executed this Plan both as of the 31st day of May, 1996.



                                        ACCESSORIES ASSOCIATES, INC.



                                        By: /s/ Gerald F. Cerce
                                            -----------------------------------
                                            Its: Chairman


                                        /s/ Gerald F. Cerce
                                        ---------------------------------------
                                        Gerald F. Cerce